Nasdaq: VWAV

VisionWave Holdings, Inc.

Where Defense Innovation Drives Civilian Progress

Overview

Forward-Looking Statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding VisionWave Holdings, Inc.'s (the "Company" or "VisionWave") business strategy, market opportunities, technology development (including qSpeed™, VisionWave Stratum™, VisionRF™, and other core platforms), dual-market positioning in defense/homeland security and commercial sectors, operating model, acquisition plans, subsidiary performance (e.g., Solar Drone, SaverOne), technology transfer benefits, recent developments (e.g., RF-based partnerships, qSpeed advancements), leadership capabilities, investment thesis, and future growth, innovation, revenue potential, and shareholder value creation. These statements are based on current expectations, assumptions, estimates, projections, and beliefs of the Company's management as of the date of this presentation, and are subject to significant risks, uncertainties, and other factors that could cause actual results, performance, achievements, timelines, or outcomes to differ materially from those expressed or implied herein.

Forward-looking statements can be identified by words such as "believes," "expects," "could," "may," "will," "should," "seeks," "likely," "intends," "plans," "projects," "estimates," "anticipates," "potential," "aims," "designed to," "intended to," "targeting," "positioned at," "accelerating," "compounding," "de-risked," "explosive," or similar expressions, or discussions of strategy, plans, intentions, or future events. These statements speak only as of the date of this presentation (February 2026), and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise, except as required by applicable law.

Important factors that could cause actual results to differ materially include, but are not limited to:

Technology and Product Development Risks: The Company's technologies (e.g., qSpeed computational acceleration, RF sensing, AI engines) are in early/pre-commercial stages, including proof-of-concept phases; risks of technical challenges, delays in development, integration failures, scalability issues, performance shortfalls (e.g., latency reductions, threat detection accuracy), or inability to achieve intended benefits in defense or commercial applications; dependence on successful POC demonstrations, third-party evaluations, and regulatory certifications.

Market and Adoption Risks: Uncertainty in realizing estimated addressable markets ($2+ trillion defense, $5+ trillion civilian) due to competition, evolving customer needs, regulatory changes, or failure to penetrate markets; reliance on government contracts/funding in defense (subject to budget cuts, procurement delays, geopolitical events) and commercial scalability in nascent sectors like autonomous vehicles, drones, and smart infrastructure.

Acquisition, Integration, and Partnership Risks: Challenges in executing disciplined acquisitions (e.g., Solar Drone, SaverOne strategic exchange with potential 51% control subject to milestones, equity issuances, and regulatory approvals); integration difficulties, cultural mismatches, IP conflicts, milestone non-achievement, dilution from equity deals, or underperformance of subsidiaries/operating companies.

Operational and Financial Risks: Limited operating history post-July 2025 business combination; potential material weaknesses in internal controls, liquidity constraints (initial $50M funding may not suffice for growth), cash burn from R&D/acquisitions; dependence on key personnel (e.g., leadership transitions); concentration in defense sector exposing to industry-specific downturns.

Intellectual Property and Regulatory Risks: Ability to protect, enforce, and monetize centralized IP; export controls, ITAR/FAR compliance in defense tech; data privacy/security issues in AI/RF applications; litigation risks related to IP infringement, contracts, or shareholder claims.

Economic, Geopolitical, and External Risks: General economic conditions, inflation/interest rates, supply chain disruptions, international conflicts affecting defense spending or tech supply; cybersecurity threats; pandemics or other events impacting operations.

Other Risks: As detailed in the Company's SEC filings (e.g., Form 10-K, 10-Q, 8-K), including risk factors related to SPAC business combinations, Nasdaq listing compliance, and emerging growth company status.

These risks, among others, are described in more detail in the Company's filings with the U.S. Securities and Exchange Commission (SEC), available at www.sec.gov. Investors, analysts, and other readers are strongly cautioned not to place undue reliance on these forward-looking statements, as they are not guarantees of future performance or outcomes. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements except as required by law.

This cautionary statement should be read in conjunction with the full presentation and the Company's periodic reports. This presentation is for informational purposes only and does not constitute an offer to sell or solicitation of an offer to buy securities.

VisionWave at a Glance

- **VisionWave (NASDAQ: VWAV)** is a dual-market autonomous systems platform and sensing technology holding company spanning defense and commercial infrastructures.
- Created through a business combination in July 2025, listed on Nasdaq Global Market.
- We are seeking to develop proprietary AI, computational, and RF-based technologies across air, land, and sea for integration into UxVs (Unmanned Ground, Air and Sea Vehicles).
- Core IP is centralized; execution occurs through wholly owned, contractual arrangements and majority owned operating companies.

VisionWave Mission

Our goal is to power the future of autonomous systems using VisionWave's advanced sensing and proprietary AI.



Dual-Market Strategy & Operating Model

Strategy

- Defense & Homeland Security: mission-critical autonomy and sensing in high-stakes environments
- Commercial & Infrastructure: scalable applications in energy, inspection, and industrial operations
- Shared core technologies enable cross-market leverage and capital efficiency



Operating model

- VisionWave Holdings retains IP ownership and R&D leadership
- Operating companies execute in defined markets
- Designed for disciplined integration of defense and commercial acquisitions
- M&A goal is to expand platform reach without duplicating core development

Market Opportunities

Estimated addressable markets in defense & homeland security exceed $2 trillion globally over the long term[1]	Civilian Applications: $5+ Trillion across potential addressable opportunities across multiple sectors
• Autonomous weapons & UAV systems • Counter-drone technology • Border security & surveillance • Critical infrastructure protection • Electronic warfare systems • Fire control & targeting	• Autonomous vehicles ($300B+)[2] • Commercial drones & delivery • Smart city infrastructure ($820B+)[3] • Medical imaging ($47B+)[4] • Industrial automation ($395B+)[5] • Agricultural technology

- Defense modernization accelerating adoption of autonomous systems
- Commercial infrastructure increasingly automated and data-driven
- VisionWave positioned at intersection of both demand curves

These estimates are illustrative and not guarantees of VisionWave's achievable market share

1 Source: Global Defense Spending to Top $2.6 Trillion in 2026
2 Source: McKinsey & Company Commercial Drone Market Size, Share & Growth Report – 2032
3 Source: Grand View Research Smart Cities Market Size And Share | Industry Report, 2030
4 Source: Fortune Business Insights Medical Imaging Market Size, Share | Growth Analysis [2034]
5 Source: MarketsandMarkets Precision Farming Market 2025- 2032 [293 Pages & 242 Tables]

VisionWave – Core Technology Pillars

VisionWave's unified technology stack is designed to serve both defense and civilian markets, creating potential for compounding benefits where military rigor meets commercial scale.

VisionWave Stratum™ AI Engine: Adaptive intelligence targeting learning from combat and civilian scenarios simultaneously	VisionWave qSpeed™ Computer Vision: Image processing refined by security and commercial applications - pre-commercial
VisionRF™ RF Sensing: Signal processing for threat detection and infrastructure inspection Autonomous Systems: intended for navigation for military platforms and civilian robotics	Mesh Networking: In proof-of-concept phase to make communications resilient for battlefields, scalable for cities 3D Semiconductors: In development for hardware optimized for military ruggedness and civilian economics

Operating Companies

- VisionWave Technologies
  - Core Platforms – AI, autonomy, sensing, and computational acceleration
- Solar Drone (Israel)
  - Commercial drone payloads and infrastructure cleaning systems
- SaverOne (Israel - strategic collaboration with potential equity stakes)
  - Advanced proprietary hardware, software and algorithms for saving lives on the road are powered by a patented AI technology that detects, locates and analyzes cell phone RF signals.


VisionWave Holdings Inc.
VisionWave Devops and IP
VisionWave Defense and Aerospace Group
VisionWave Commercial Group
VisionWave Technologies
TBD
Solar Drone
SaverOne

Subsidiaries and joint-venture/strategic arrangements are subject to ongoing integration, milestone achievements, regulatory approvals, and performance risks

Solar Drone – Commercial Subsidiary

- Wholly owned VisionWave subsidiary
- Drone-mounted payload systems for large-scale solar and infrastructure cleaning
- Addresses recurring commercial and energy-market demand
- www.solardrones.net



Saver One – Equity Stake and Commercial Relartionship

- Partially owned through VisionWave equity stake with potential to grow to 51%
- SaverOne is a tech company which develops advanced road safety solutions. Their proprietary technology reduces driving accidents, making roads safer for everyone.
- https://saver.one/



Strategy

Execution & Growth

- Advance proprietary core AI, sensing, and computational platforms
- Scale operating subsidiaries with clear market focus
- Pursue disciplined acquisitions, integrate through shared architecture

Acquisition Strategy

- Target autonomy, sensing, robotics, and computational technologies
- Defense-proven or dual-use platforms with commercial expansion potential
- Integration through shared IP and operating infrastructure



Dual-Use Technology Transfer

MILITARY → CIVILIAN	CIVILIAN → MILITARY
Military Drones & Counter-UAS Combat UAVs with Argus space-enabled architecture, autonomous navigation in GPS-denied zones, Commercial delivery drones, agricultural monitoring systems, search-and-rescue operations, infrastructure inspection	**Commercial Drone Technology** Civilian drone collision avoidance, swarm coordination, IoT connectivity, Enhanced battlefield UAV coordination, resilient communications, tactical swarm operations with qSpeed acceleration
Vision-RF Defense Systems WaveStrike RF-enabled fire control, see-through-wall threat detection, non-line-of-sight targeting, Building inspection, infrastructure integrity assessment, medical imaging systems, disaster survivor location	**5G & RF Communications** Civilian 5G infrastructure, IoT sensor networks, smart city RF systems, Enhanced battlefield spectrum awareness, counter-electronic warfare, resilient tactical communications in contested environments
AI-Powered Threat Detection Combat zone image enhancement, real-time threat classification with qSpeed acceleration, Medical imaging for early disease detection, autonomous vehicle perception, security camera enhancement	**Edge AI Optimization** Smartphone AI, IoT device efficiency, battery-optimized processing, Tactical edge computing, real-time battlefield analytics, autonomous decision support in bandwidth-constrained environments

Recent Strategic Developments

RF-Based Defense Platform Partnership: VisionWave and SaverOne announced a strategic exchange agreement to develop an RF-based defense and security technology platform, integrating VisionWave's RF Technologies with SaverOne's VRU (Vulnerable Road User) platform to address concealed and non-line-of-sight threats.

qSpeed Computational Acceleration: VisionWave announced its pre-commercial qSpeed architecture across defense programs including WaveStrike fire control and Argus counter-UAS systems. qSpeed reduces end-to-end latency in time-critical workflows where microseconds directly affect operational outcomes.

Leadership & Governance

- Experienced leadership team across defense technology, AI, and public markets
- Board and advisors with deep operational, M&A, and regulatory expertise
- Strong governance aligned with public-company standards



Leadership



Doug Davis – Executive Chairman & Interim CEO

CEO and co-Chairman of Bannix Acquisition Corp (SPAC), Executive Chairman VWAV. 35+ years in tech and finance. Former CEO of public and private companies; expert in international business development, M&A, IT, AI, and supply chain. AB Stanford, MBA UCLA.



Dr. Danny Rittman – CTO

Experienced inventor with extensive expertise in AI, chip design, and software engineering. Holds a PhD in Computer Science. Specialized in developing cutting-edge quantum processors and algorithms. Former CTO at multiple tech companies.



Erik Klinger – CFO

Growth-focused executive with extensive experience in M&A, capital markets, and public company operations. Former CEO of CIMfinity and CFO of Gopher Protocol, with a strong track record in scaling tech ventures. Holds degree from Dartmouth and an MBA from UCLA.

Board of Directors



Chuck Hansen – Board Member

Chairman & CEO of Electro Scan Inc., a cleantech company. Holder of 19 patents and certified by major global firms, including Saudi Aramco. Advisor to Moneta Ventures. BS UC Berkeley, MBA UCLA. FAA-certified pilot and licensed drone operator.



Eric T. Shuss – Board Member; Lead Independent Director; Chair, Compensation and Givernance Cmmittees

High-tech executive with leadership roles across AI, robotics, ERP, telecom, and manufacturing. Founder and former CEO, COO, VP, and President of multiple tech ventures. Expert in enterprise systems, cloud computing, blockchain, and automation. Electrical Engineering and Computer Science California State University, Long Beach.



Atara Dzikowski – Board Member, Chair Business Development Committee

Senior business development executive, founder, and entrepreneur with extensive experience in AI, e-commerce, drones, and green-energy technologies. Former CEO of a publicly traded company, with deep expertise in global market expansion, strategic partnerships, and commercialization of technology-driven platforms.



Haggai Ravid – Board Member, Audit Committee Chair

Data-driven, detail-oriented strategist and trusted CEO. Former CEO of Cukierman & Company Investment House, CFO of Seamless Group Inc (Nasdaq CURR).

Advisory Board Members



Ambassador (Ret.) Ned L. Siegel – Advisor

Decades of leadership in real estate, public service, and advisory roles. Former U.S. Ambassador to the Bahamas. Phi Beta Kappa; J.D. from Dickinson; honorary doctorate from the University of S. Carolina.



Ben Everitt – Advisory Board Member

Former UK Member of Parliament and Royal College of Defence Studies graduate. Board adviser on defence, security, and government engagement, with extensive networks across Whitehall and the Armed Forces and a strong record supporting major public sector bids.



V. Admiral (Ret.) Eliezer (Eli) Marum – Advisory Board Member

Years of leadership in various areas. Former Commander in Chief of the Israeli Navy; Defense attaché in Southeast Asia; Chairman of the Israeli airport authority. Long experience in hi-tech as chairman and advisor, expert in warfare systems, strategic advisor to business managements.

The VisionWave Advantage

Proven Technology: Combat-tested solutions seeks to connect and be deployed across defense applications.	Strategic Partnerships: Seeking to further integrate technologies across the defense ecosystem.
Dual Revenue Streams: Stable defense contracts plus potential for significant civilian growth potential.	Shared R&D Investment: Single platform serves multiple markets, reducing per-unit costs.
Accelerated Innovation: Military rigor pushes boundaries, civilian iteration refines deployment.	National Security Value: Maintain defense industrial base through commercial viability.

See Risk Factors in our most recent SEC filings for important considerations.

Investment Thesis

VisionWave offers investors unique exposure to the convergence of defense modernization and civilian automation:

• $7+ trillion combined market access with shared technology platform • Goal of de-risked innovation through dual revenue streams • Seeking deployment in time-critical defense applications	• Strategic positioning in autonomous systems, AI, and RF sensing • Goal to compound R&D returns across both domains • Reduced market cycle dependency

We're not just selling to two markets, we're seeking to connect two innovation ecosystems that together accelerate technological progress for both national security and civilian prosperity.

Vision & Outlook

- Build a diversified autonomous systems holdings platform
- Extend defense-proven technologies into large commercial markets
- Create long-term shareholder value through IP, scale, and disciplined growth


AI

Leading the future of defense and civilian technology

with cutting-edge innovation and unwavering precision

www.vwav.inc

Recent Announcements:

RF Defense Platform | qSpeed Technology | Investor News

For investment or strategic inquiries, contact us:

Investor Relations
ir@vwav.inc
Home - VisionWave

VisionWave Holdings, Inc.
Operational Headquarters:
1063 N Spaulding Ave
West Hollywood, CA 90046
United States

Corporate Address:
300 Delaware Ave. Suite 210 #301
Wilmington, DE 19801
United States